WCM China Quality Growth Fund

Investor Class Shares – WCQGX

Institutional Class Shares – WCMCX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 30, 2022, to the

Summary Prospectus dated September 1, 2022.

Effective December 31, 2022, Yan Gao has been promoted from associate portfolio manager to portfolio manager of the WCM China Quality Growth Fund (the “Fund”). Accordingly, effective December 31, 2022, the “Portfolio Managers” section on page 7 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The portfolio management team is comprised of Michael Tian, CFA, Portfolio Manager, and Yan Gao, Portfolio Manager. Mr. Tian has served as a portfolio manager of the Fund since its inception on March 31, 2020. Ms. Gao has served as a portfolio manager of the Fund since December 31, 2022. The members of the portfolio management team are jointly and primarily responsible of the day-to -day management of the Fund’s portfolio.

Please file this Supplement with your records.